Exhibit 24-A

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John C. MacFarlane, John Erickson and Charles E. Brunko, and each or any one of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Otter Tail Power Company 1999 Stock Incentive Plan, and any and all amendments (including post-effective amendments) thereto, for the offer and sale of up to 1,300,000 Common Shares, $5 par value, of Otter Tail Power Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitutes for such attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 2nd day of February, 1999, by the following persons:


			/s/  John C. MacFarlane
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			John C. MacFarlane

			/s/  John Erickson
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			John Erickson

			/s/  Jeffrey J. Legge
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			Jeffrey J. Legge

			/s/  Thomas M. Brown
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			Thomas M. Brown

			/s/  Dayle Dietz
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			Dayle Dietz

			/s/  Dennis R. Emmen
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			Dennis R. Emmen

			/s/  Maynard D. Helgaas
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			Maynard D. Helgaas

			/s/  Arvid R. Liebe
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			Arvid R. Liebe

			/s/  Kenneth L. Nelson
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			Kenneth L. Nelson

			/s/  Nathan I. Partain
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			Nathan I. Partain

			/s/  Robert N. Spolum
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			Robert N. Spolum